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                                                                   EXHIBIT 10.22


THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

                                                       Void after June 6, 2002

                    IMMERSION HUMAN INTERFACE CORPORATION
                        COMMON STOCK PURCHASE WARRANT

      THIS CERTIFIES THAT, for value received, Intel Corporation, a Delaware corporation (the "Holder") is entitled to purchase one hundred thirteen thousand (113,000) shares of Common Stock ("Shares") of Immersion Human Interface Corporation, a California corporation, at a price of $0.15 per share ("Warrant Price"), subject to adjustments as provided for in Section 5 and all other terms and conditions set forth in this Warrant.

      1. Definitions. As used herein, the following terms, unless the context otherwise requires, shall have the following meanings:

            (a) "Act" shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

            (b) "Commission" shall mean the Securities and Exchange Commission, or any other Federal agency at the time administering the Act.

            (c) "Company" shall mean IMMERSION HUMAN INTERFACE CORPORATION, a California corporation, and any corporation which shall succeed to or assume the obligations of IMMERSION HUMAN INTERFACE CORPORATION, under this Warrant.

            (d) "Common Stock" shall mean shares of the Company's Common Stock.

            (e) "Date of Grant" shall mean June 6, 1997.

            (f) "Holder" shall mean any person who shall at the time be the registered holder of this Warrant.



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            (g) "Purchase Agreement" shall mean that certain Series C Preferred
Stock and Common Stock Warrant Purchase Agreement dated June 6, 1997.

      2. Issuance of Warrant and Consideration Therefor. This Warrant is issued in consideration of the Holder's willingness to enter into commercial relationships with the Company.

      3. Term. Subject to Section 5 below, the purchase right represented by this Warrant is exercisable only during the period commencing upon the Date of Grant and ending on June 6, 2002 (the "Exercise Period").

      4.    Method of Exercise and Payment.

            (a) Method of Exercise. During the Exercise Period and subject to compliance with all applicable Federal and state securities laws, the purchase right represented by this Warrant may be exercised, in whole or in part and from time to time, by the Holder by (i) surrender of this Warrant and delivery of the Notice of Exercise or Conversion (the form of which is attached hereto as Exhibit A), duly executed, at the principal office of the Company and (ii) payment to the Company of the aggregate Warrant Price for the Shares being purchased pursuant to one of the payment methods permitted under Section 4(c) below.

            (b) Conversion. In lieu of exercising this Warrant or any portion hereof, Holder shall have the right to convert this Warrant or any portion hereof during the Exercise Period into shares of Common Stock by executing and delivering to the Company, at its principal office, the written Notice of Exercise or Conversion in the form attached hereto as Exhibit A, specifying the portion of the Warrant to be converted, and accompanied by this Warrant. The number of Shares to be issued upon such conversion shall be that number of shares equal to the quotient by dividing (x) the value of the converted portion of the Warrant at the time the conversion right is exercised (determined by subtracting the aggregate Warrant Price for the Shares represented by the portion of the Warrant to be converted from the aggregate fair market value) by
(y) fair market value of one Share. Any portion of this Warrant that is converted shall be immediately canceled. The fair market value shall be determined pursuant to Section 4(d).

            (c) Method of Payment. Payment shall be made either (1) by check drawn on a United States bank and for United States funds made payable to the Company, (2) by wire transfer of United States funds for the account of the Company, (3) by cancellation of indebtedness of the Holder, (4) shares of stock of the Company valued at fair market value as determined pursuant to Section 4(d), or (5) by payment of stock held in a public company with a value equal to the average of the closing price of such stock for each of the fifteen (15) consecutive trading days ending three (3) business days prior to the Exercise Date.



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            (d) Fair Market Value. If the Shares are traded in a public market, the fair market value of the Shares shall be the closing price of the Shares reported for the business day immediately before Holder delivers its Notice of Exercise/Conversion to the Company. If the Shares are not traded in a public market, the Board of Directors of the Company shall determine fair market value in its reasonable good faith judgment.

            (e) Investment Letter. Upon exercise or conversion of the Warrant hereof, Holder shall either (i) execute and deliver to the Company an investment letter in the form attached hereto as Exhibit B, or (ii) deliver to the Company an opinion of counsel for Holder reasonably satisfactory to the Company, stating that such exercise or conversion is exempt from the registration and prospectus delivery requirements of the Act.

            (f) Delivery of Certificate. In the event of any exercise of the purchase right represented by this Warrant, certificates for the Shares so purchased shall be delivered to the Holder within fifteen (15) days of delivery of the Notice of Exercise and, unless this Warrant has been fully exercised or has expired, a new warrant representing the portion of the Shares with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder within such fifteen (15) day period.

            (g) No Fractional Shares. No fractional shares shall be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the fair market value per Common Stock as of the date of exercise.

      5.    Sale, Merger, or Consolidation of the Company.

            (a) "Acquisition". For the purpose of this Warrant, "Acquisition" means any sale, license, or other disposition of all or substantially all of the assets (including intellectual property) of the Company, or any reorganization, consolidation, or merger of the Company where the holders of the Company's securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction.

            (b) Assumption of Warrant. If, upon the closing of any Acquisition the successor entity assumes the obligations of this Warrant, then this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Shares issuable upon exercise of this Warrant as if such Shares were outstanding on the record date for the Acquisition and subsequent closing. The Warrant Price shall be adjusted accordingly.

            (c) Non-Assumption. If upon the closing of any Acquisition the successor entity does not assume the obligations of this Warrant and Holder has not otherwise exercised or converted this Warrant, then this Warrant shall be deemed to have been automatically converted



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pursuant to Section 4(b) and thereafter Holder shall participate in the
Acquisition on the same terms as other holders of the same class of securities of the Company.

      6. Adjustment of Warrant Price and Number of Shares. The number of securities issuable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

            (a) Stock Splits, Stock Dividends and Combinations. In case the Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on its outstanding Common Stock, the Warrant Price in effect immediately prior to such subdivision or the issuance of such stock dividend shall be proportionately decreased, and the number of Shares shall be proportionately increased, and in case the Company shall at any time combine the outstanding shares of Common Stock, the Warrant Price in effect immediately prior to such combination shall be proportionately increased, and the number of Shares shall be proportionately decreased, effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.

            (b) Reclassification, Exchange or Substitution. Upon any reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise of this Warrant, Holder shall be entitled to receive, upon exercise of this Warrant, the number and kind of securities and property that Holder would have received for the Shares if this Warrant had been exercised immediately before such reclassification, exchange, substitution, or other event. The provisions of this Section 6(b) shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

            (c) Adjustments for Combinations, Etc. If the outstanding Shares are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased.

      7. Rights of Shareholders. No Holder shall be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise of this Warrant for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, consolidation, merger, transfer of assets or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Common Stock issuable upon exercise hereof shall have become deliverable, as provided herein.



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      8. Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

      9. Exchange of Warrant. Subject to the other provisions of this Warrant, on surrender of this Warrant for exchange, properly endorsed and subject to the provisions of this Warrant with respect to compliance with the Act, the Company at its expense shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of Common Stock issuable upon exercise thereof.

      10. Transferability. Subject to such restrictions on transfer as may be contained in this Warrant or in the Purchase Agreement of even date herewith, this Warrant is transferable on the books of the Company at its principal office by the above named holder of record in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed. The Company may treat the holder of record of this Warrant as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

      11. Reservation of Shares. The Corporation at all times shall reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the exercise of this Warrant such number of shares of Common Stock as from time to time shall be sufficient to effect the exercise of this Warrant.

      12. Expiration. Subject to Section 5 above, the right to exercise or convert this Warrant shall expire at 5:00 P.M. California time, on June 6 2002.

Dated: June 6, 1997

                                    IMMERSION HUMAN INTERFACE
                                    CORPORATION



                                    By:  /s/ Louis B. Rosenberg
                                         --------------------------------------
                                         Louis B. Rosenberg, President


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                                   EXHIBIT A

                        NOTICE OF EXERCISE OR CONVERSION


                                              Date: _____________________, 19___

Immersion Human Interface Corporation
2158 Paragon Drive
San Jose, CA  95131

Attention:
          -------------------
Dear M                  :
      ------------------

      The undersigned hereby elects to exercise or convert the enclosed Warrant dated _______________, 1997 issued to it by Immersion Human Interface Corporation (the "Company").

      The undersigned elects to:

      /_/ Exercise the Warrant and to purchase thereunder __________ shares of the Common Stock of the Company (the "Shares") at an exercise price of $0.15 per Share, or an aggregate purchase price of ____________ Dollars ($_________ ) (the "Purchase Price"). Pursuant to the terms of the Warrant, the undersigned has delivered the Purchase Price herewith in full, of which Purchase Price, $_________ is to be paid by tender of _________ shares of the Company's Common Stock which are delivered herewith in form suitable for transfer.

      /_/ Convert the value of _________ shares of the Common Stock issuable pursuant to the Warrant.

                                                Very truly yours,


                                                Warrant Holder

                                                By:
                                                   ----------------------------

                                                Title:
                                                      -------------------------
Accepted and Acknowledged:

Immersion Human Interface Corporation

By:
    ----------------------------------------

Dated:                                , 19__
      ------------------------------




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                                  EXHIBIT B

THIS AGREEMENT MUST BE COMPLETED, SIGNED AND RETURNED TO IMMERSION HUMAN INTERFACE CORPORATION ALONG WITH THE SUBSCRIPTION FORM BEFORE THE COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANT DATED JUNE ___, 1997 WILL BE ISSUED.

                              INVESTMENT LETTER

                          __________________, 19___

Immersion Human Interface Corporation
2158 Paragon Drive
San Jose, CA  95131

Attention:
          -------------------------------------

Gentlemen:

      The undersigned, ______________________ ("Purchaser"), intends to acquire up to ___________________ shares of the Common Stock (the "Stock") of Immersion Human Interface Corporation (the "Company") from pursuant to the exercise of certain warrants to purchase stock held by the Purchaser. The Stock will be issued to Purchaser in a transaction not involving a public offering and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act") and applicable state securities laws. In connection with such purchase and in order to comply with the exemptions from registration relied upon by the Company, Purchaser represents, warrants and agrees as follows:

      The Purchaser is an accredited investor within the meaning of Rule 501 under the 1933 Act and has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of the purchase of the Stock and of protecting Purchaser's interests in connection therewith.

      Purchaser is acquiring the Stock for its own account, to hold for investment, and Purchaser shall not make any sale, transfer or other disposition of the Stock in violation of the 1933 Act or the General Rules and Regulations promulgated thereunder by the Securities and Exchange Commission (the "SEC") or in violation of any applicable state securities law.

      Purchaser has been advised that the Stock has not been registered under the 1933 Act or state securities laws on the ground that this transaction is exempt from registration, and that reliance by Intel on such exemptions is predicated in part on Purchaser's representations set forth in this letter.

Purchaser has been informed that under the 1933 Act, the Stock must be held indefinitely unless it is subsequently registered under the 1933 Act or unless an exemption from such



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registration (such as Rule 144) is available with respect to any proposed transfer or disposition by Purchaser of the Stock. Purchaser further agrees that Intel may refuse to permit Purchaser to sell, transfer or dispose of the Common Stock (except as permitted under Rule 144) unless there is in effect a registration statement under the 1933 Act and any applicable state securities laws covering such transfer, or unless Purchaser furnishes an opinion of counsel reasonably satisfactory to counsel for the Company, to the effect that such registration is not required.

      Purchaser also understands and agrees that there will be placed on the certificate(s) for the Stock, or any substitutions therefor, a legend stating in substance:

      "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT."

      Purchaser has carefully read this letter and has discussed its requirements and other applicable limitations upon Purchaser's resale of the Stock with Purchaser's counsel.

                                    Very truly yours,



                                    -------------------------------------------
                                    Purchaser

                                    By
                                       ----------------------------------------
                                    Title
                                         --------------------------------------


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